Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
APRIL, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.1374%



        Excess Protection Level
          3 Month Average  5.99%
          April, 1999  5.18%
          March, 1999  6.73%
          February, 1999  6.06%


        Cash Yield                                  17.86%


        Investor Charge Offs                        5.23%


        Base Rate                                   7.45%


        Over 35 Day Delinquency                     4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $ 42,469,994,217.25


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,418,074,698.76